UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21515

TS&W / Claymore Tax-Advantaged Balanced Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL	60532

(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso, Chief Legal and Executive Officer

TS&W / Claymore Tax-Advantaged Balanced Fund

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2005

TS&W/Claymore Tax-Advantaged Balanced Fund

TYW

Thompson, Siegel & Walmsley, Inc.
Investment Counsel

CLAYMORE®

www.tswclaymore.com

...home port for the LATEST,

most up-to-date INFORMATION about the

TS&W/Claymore Tax-Advantaged Balanced Fund

The shareholder report you are reading right now is just the beginning of the story. Online at tswclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases, special notices and tax characteristics

Thompson, Siegel & Walmsley, Inc. and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | December 31, 2005

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dear Shareholder |

We thank you for your investment in TS&W/Claymore Tax-Advantaged Balanced Fund (TYW). We are pleased to submit the TYW annual shareholder report for the 12-month period ended December 31, 2005.

As you may know, the Fund’s primary investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund focuses its investments on securities that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gain rates (“tax-advantaged income”), while also offering the potential for capital appreciation through exposure to equity markets. The portfolio is comprised primarily of municipal securities that are not preference items for purposes of the alternative minimum tax, equity securities and high-yield debt securities.

The Fund’s Investment Adviser is Claymore Advisors, LLC. Claymore Advisors is responsible for managing the Fund’s overall asset allocation and is also the Investment Manager of the Fund’s municipal bond portfolio.

Thompson, Siegel & Walmsley, Inc. (“TS&W”) serves as Investment Sub-Adviser to the Fund and is responsible for the day-to-day portfolio management of the Fund’s equity portfolio and other non-municipal income-producing securities. TS&W was founded in 1969 and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. As of December 31, 2005, TS&W had approximately $ 6.6 billion in assets under management.

During the 12-month period, the Fund generated a total return of 6.02% at net asset value (“NAV”). This represents a change in NAV from $15.47 at the start of the period to $15.44 on December 31, 2005 plus the reinvestment of the Fund’s quarterly dividends. On a market value basis, the Fund’s total return, including reinvestment of dividends, was 4.80%, which reflects a market price of $13.35 at the close of the period vs. $13.62 on December 31, 2004.

We would like to encourage shareholders to consider the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (DRIP) that is described in detail on page 25 of this report.

If shares should trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of the report on page 4. You’ll find information on what impacted the performance of the Fund during the fiscal period and the Investment Adviser’s and Sub-Adviser’s views on the overall market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.tswclaymore.com.

Sincerely,

Nicholas Dalmaso
TS&W/Claymore Tax-Advantaged Balanced Fund

February 3, 2006

Annual Report | December 31, 2005 | 3

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Questions & Answers |

TS&W/Claymore Tax-Advantaged Balanced Fund (“TYW”) is managed jointly by Claymore Advisors, LLC and Thompson, Siegel & Walmsley, Inc. (“TS&W”) The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of TYW.

Vincent R. Giordano

Portfolio Manager, Senior Managing Director

Claymore Advisors, LLC

Giordano leads Claymore’s municipal fixed-income investment management team and co-manages the Fund’s municipal portfolio. Giordano joined Claymore in 2003, with more than 30 years of investment experience. He holds a degree from Fordham University.

Roberto W. Roffo

Portfolio Manager, Managing Director

Claymore Advisors, LLC

Roffo co-manages the municipal portfolio. He has more than 14 years of investment management experience focused in the municipal market. Roffo joined Claymore in 2004, and has worked closely with Giordano throughout his career. He holds a Bachelor’s Degree from the University of Massachusetts.

Paul A. Fewerda, CFA

Portfolio Manager, Senior Vice President –

Domestic Equity and Research

Thompson, Siegel & Walmsley, Inc. (“TS&W”)

Ferwerda is responsible for the day-to-day management of the Fund’s common stock portfolio. He has been with TS&W for more than 18 years and has 23 years of investment experience. Ferwerda has extensive equity research experience within the financial sector and holds an MBA from Duke University

William M. Bellamy, CFA

Portfolio Manager, Vice President

Thompson, Siegel & Walmsley, Inc. (“TS&W”)

Bellamy joined TS&W in 2002. He has more than 16 years of investment industry experience focused on the fixed-income markets. Bellamy is responsible for managing the Fund’s taxable fixed-income securities. He holds an MBA from Duke University.

TS&W/Claymore Tax-Advantaged Balanced Fund is co-managed by Paul A. Ferwerda and William M. Bellamy of Thompson Siegel & Walmsley, Inc. (TS&W) and Vincent Giordano and Roberto Roffo of Claymore Advisors, LLC. In the following interview, the teams share their thoughts on the market and discuss the factors that influenced performance of the Fund in the annual fiscal period ended December 31, 2005.

How did the Fund perform in 2005?

The Fund generated a total return of 6.02% at net asset value (“NAV”), which includes the reinvestment of the Fund’s quarterly dividends. Based on market value, the Fund returned 4.80%, which includes the reinvestment of the Fund’s quarterly dividends. We’re heartened by the market performance that occurred during a period when many closed-end funds suffered losses in market value. Market value, while positive, trailed the Fund’s NAV return. However, market price is not something that we as managers can control. We hope that over time the Fund’s market price will more closely reflect its NAV.

For NAV performance comparison purposes, the municipal bond market, as measured by the Lehman Brothers U.S. Municipal Long Bond Index, returned 7.06% for the 12-month period ended December 31, 2005. The broad equity market, as measured by the Standard & Poor’s 500 Index (S&P 500), returned 4.91% and the high yield bond market, as measured by the Merrill Lynch High Yield Master II Index, returned 2.74% over the annual period.

The Fund continued to pay an attractive quarterly distribution of $0.234375 per share, which represented a distribution rate of 7.02% based upon the closing market price of $13.35 on December 31, 2005. Given the tax characteristics of the 2005 calendar year, this rate represents a taxable-equivalent distribution rate of 9.05% for a shareholder in the 35% maximum federal income tax bracket. The most recent dividend, declared on November 1, 2005, was paid on November 30, 2005 to Fund shareholders of record as of November 15, 2005 with an ex-dividend date of November 10, 2005.

Please tell us about the Fund’s asset allocation.

The Fund’s asset allocation remained in a tight range similar to where it was near the Fund’s inception on April 28, 2004. On December 31, 2005, approximately 52.7% of the Fund’s total investments was invested in municipal securities which provide income exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax. Approximately 38.8% of total investments was invested in equity securities primarily consisting of large-cap dividend-paying stocks and approximately 8.1% was invested in other taxable income producing securities, which include high-yield bonds, real estate investment trusts, preferred stocks and other income-producing securities.

This asset allocation has worked well for the Fund and we expect to keep it within this range. Of course, we monitor market trends and will adjust the allocation if we believe it would be beneficial for shareholders.

How does the Fund employ leverage?

TYW, like many closed-end funds, utilizes leverage as part of its investment strategy. The purpose of leverage is to fund the purchase of additional securities that provide the potential for increased income and capital appreciation to shareholders than could otherwise be achieved from an unleveraged portfolio. In executing this strategy, the Fund issued Auction Market Preferred Shares (“AMPS”). While the cost of the AMPS increased this year with short-term interest rates, the expense remained lower than the returns that the Fund generated on its investments, and

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TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Questions & Answers continued

the AMPS continued to enhance the Fund’s net interest income. We expect to employ a leverage program as long as it adds value.

Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The use of leverage also makes the Fund more vulnerable to rising interest rates. Approximately 33% of the Fund was leveraged as of December 31, 2005.

Claymore Advisors, LLC manages the Fund’s municipal portfolio. The following questions are related to that portion of the portfolio and are answered by Portfolio Managers Vincent R. Giordano and Roberto W. Roffo.

Will you provide an overview of the municipal market in 2005?

It was a good year, albeit a volatile one, for the municipal market. Strong demand for municipal bonds led to a record high level of issuance of $405 billion in 2005. Much of the increased demand came from non-traditional municipal investors such as hedge fund managers who invested across all maturities and were attracted to the asset class due to attractive valuations versus taxable bonds. Yields on long-term municipal bonds moved lower and the Lehman Municipal Long Bond Index returned 7.06%. Rates moved up and down quite violently during the year, but remained within a fairly well-defined range of about 50 basis points. This provided a good trading opportunity for the Fund, and ultimately added to the performance of the portfolio. The yield curve flattened dramatically over the course of the year as the Federal Reserve Board raised short-term interest rates. The result was that longer-maturity bonds significantly outperformed shorter maturity bonds. This was helpful as the Fund’s municipal portfolio is concentrated in the long end of the market.

Will you explain how you select municipal securities for the Fund?

We begin by analyzing broad macroeconomic trends and developments affecting the fixed-income markets. Our team analyzes the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there, we incorporate a bottom-up and top-down analysis that helps us construct a portfolio that we believe optimizes tax-exempt income while seeking to avoid undue credit risk and market timing risk. While we monitor interest rates very closely and act quickly to adjust the portfolio to changing market rates, we do not trade the portfolio in search of incremental gains that could be achieved by active trading based on daily changes in rates. Our proprietary, unbiased research helps us identify undervalued sectors that we believe have the potential for ratings upgrades and capital appreciation, however, there is no guarantee that such events will occur.

Which issues or sectors helped the municipal portfolio’s performance and why?

The high-yield portion of the portfolio outperformed the investment-grade portion. This was helpful as the portfolio held an overweight in high-yield bonds relative to the index. The Fund’s high-yield securities are concentrated in healthcare credits and land-secured housing credits. These were positions initiated at the Fund’s inception based on our analysis that indicated these were the most attractive sectors based on yield spreads and potential total return. These sectors remain core areas of the portfolio and have experienced tremendous appreciation while outperforming the overall municipal market since their purchase. At the end of the period approximately 5.7% of the municipal portfolio was invested in these securities.

Health care credits. The Fund owns a diversified portfolio of municipal health care bonds that represented four of the municipal portfolio’s top 10 holdings and 16.7% of total investments as of December 31, 2005. We initially purchased these securities because of their attractive prices, relatively high yields, and what we believed to be their strong upside potential. Since that time their credit-worthiness and valuations have improved significantly. We continue to hold these securities because they have generated solid income for the portfolio and offer improving risk/reward characteristics.

Land-secured housing credits. These bonds are issued by local municipalities and represent most of the portfolio’s high-yield or non-rated exposure. Many corporate land developers borrow money from local governments to help subsidize the construction of new single- or multi-family housing developments. Bonds from such transactions are called special tax allocation securities. That’s because the bonds are paid off by property taxes assessed on the new homes. At their inception, these securities have higher levels of risk because of the time lag between their issuance and when property taxes are generated. The only collateral for the bonds is the land upon which the homes are being built. We were fortunate enough to purchase issues that have done very well since our investment. While externally these credits remain non-rated, our internal ratings analysis suggests to us that their level of credit worthiness has improved as property taxes are now being paid. Like the health care credits, these bonds have generated attractive income and offer improving risk/reward characteristics.

Which issues or sectors hurt performance and why?

We’re pleased to report that there were no fundamental concerns with any of our municipal securities and their related performance. The portfolio’s short-duration bonds, however, muted performance. While we held only a relatively small position in these bonds – about 7.55% of total investments as of December 31 – they hindered performance in a period when longer-duration municipal bonds rallied. Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio Shorter-duration bonds typically underperform longer-duration bonds in a falling interest rate environment, which is what happened with long-term rates in the period. Most of our core holdings – the health care and housing credits we discussed earlier – have longer average durations. However, because of the

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TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Questions & Answers continued

market’s recent volatility, we believed it was prudent to keep some exposure to shorter-duration bonds to help moderate volatility in the portfolio. A larger allocation to high-yield municipal credits could have further helped the portfolio. However, increasing the already overweight allocation didn’t seem to make sense to us given the Fund’s risk profile.

How do you think the municipal market will perform in the coming year?

We expect the municipal market to perform well over the next year. Municipal bonds are still cheap on a relative basis versus taxable bonds and should outperform taxable bonds if interest rates rise during 2006. We also expect the yield curve to remain relatively flat due to demand for longer-dated securities and some additional tightening by the Federal Reserve Board in early 2006.

The Fund’s equity portfolio and taxable fixed-income securities are managed by TS&W. The following questions are related to those portions of the portfolio and are answered by Portfolio Managers Paul A. Ferwerda and William M. Bellamy.

Will you provide an overview of the equity and high-yield bond markets in 2005?

Equity market overview: While market returns were positive, albeit relatively low, in 2005, it was a well-balanced market environment. There was little meaningful performance differential between large-cap and small-cap stocks and value and growth stocks. As in any market, there were winners and losers, but the disparity of performance last year was much smaller than in previous years. Historically, a large dichotomy in market performance has often resulted in sharp market corrections. Of course past performance is no guarantee of future results. We view this balanced market as a good backdrop for stocks in 2006.

We were discouraged, however, that dividend-paying stocks didn’t stand out particularly well in this low absolute return market. In 2005, the top two quintiles of dividend-paying stocks, in terms of dividend yields, contributed the least to the overall

S&P 500 return, providing 0.91% of the 4.91% total return for the index. The Fund’s common equity portfolio fared better than the return of the S&P 500, but trailed the Russell 1000 Value Index gain of 7.11%.

Energy led the market for much of 2005. The overall energy sector generally offers attractive yields. Last year, however, refiners, drillers and exploration & production companies led the market. Unlike the large integrated oil companies, these types of companies typically don’t offer attractive dividend yields or in many cases, they do not pay dividends at all. A similar situation existed in the healthcare sector, which was led by health maintenance organizations (HMO’s) and medical equipment companies, not the traditionally high-yielding pharmaceutical companies. This was also the case across many other sectors in 2005. That said, we continue to believe that dividend-paying stocks remain compelling long-term investments.

High-yield market overview: High-yield bonds posted positive returns in 2005, but were weaker than in 2004. The Merrill Lynch High Yield Master II Index returned 2.74% in 2005 versus 10.87% in 2004. The relative weakness in the high-yield market was two-fold. First, 2004 was an extremely strong year for high-yield bonds and we saw a good deal of profit taking in 2005, which resulted in lower security prices. Second, credit ratings agencies downgraded some of automobile giant General Motors’ (GM) most actively-traded bonds to junk status. GM battled for concessions from union employees to cover escalating employee health care and retirement costs as well as higher operational costs due to climbing steel and fuel prices. Some Ford Motor Company bonds were also downgraded. As a result of these events, investors looked for less risky credits, and higher-quality issues within the high-yield market provided the best performance. This was helpful for the Fund as typically we focus our high-yield investments in higher quality issues within the sector.

Please explain why you believe dividend-paying stocks remain compelling.

Dividend-paying stocks offer the potential for both capital appreciation and income. In a low return environment, this income can be beneficial. Over the last 20 years, dividend reinvestment accounted for 2.62% of the S&P 500’s 11.90% annualized total return. Our conviction is further strengthened by the possibility that the favorable 15% tax treatment of equity dividends might be extended to 2010 from its existing expiration in 2008. Legislation is currently being reviewed by the U.S. Congress. Since the lower tax rate was put into effect in 2003, many companies have increased their dividend distribution rate or initiated a dividend distribution policy. The ability to share gains with shareholders has also been a result of growth in corporate profits. If the timeline for the lower tax treatment is extended, we expect dividend-paying stocks to benefit further, which would be helpful for the Fund.

Will you provide a brief overview of your equity and high-yield selection processes?

TS&W’s investment process is value-driven and team-oriented. On the equity side, we have a proprietary quantitative valuation model that we apply to more than 400 stocks. This directs our review process toward companies that we believe have the highest expected return potential over a multi-year period. Our in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed. TS&W’s fixed-income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

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TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Questions & Answers continued

Which areas of the common equity portfolio helped performance?

The sleeve was most helped by gains in the energy, financials and materials sectors, which together represented more than half of the common stock portfolio as of December 31, 2005.

Energy. Energy was the market’s strongest performer and made the most positive contribution to the sleeve’s performance. Marathon Oil, (0.8% of total investments) a large integrated oil company, was a standout performer. We purchased the stock last spring because we believed it was attractively valued and was benefiting from the growing merger and acquisition activity in the energy space. We also liked its exposure to the refining business. Refiners were some of the best performing energy stocks, but they typically don’t offer a yield. Marathon offered exposure to a strong industry sub-sector and also paid an attractive dividend.

Financials. Financials represent the portfolio’s largest position – approximately 32.4% of the common stock portfolio as of December 31, 2005. This represented an overweight versus the S&P 500 and an underweight position versus the Russell 1000 Value Index. The financial sector is one of the highest yielding areas of the market and, for a Fund like this, it provides a great deal of opportunity. The portfolio’s financial stocks are diversified across industries – banks, insurance companies, diversified financial firms, brokerage firms and one real estate investment trust. Some of the strongest gains came from insurance and brokerage companies.

Materials. Materials companies benefited from growing global demand for commodities such as copper, steel and other metals. The Fund’s investment in Phelps Dodge Corp. (1.2% of total investments) performed particularly well. We like the company for a number of reasons. It has what we believe to be a strong management team that has generated excess cash flow, which it has been returning to investors in the form of regular and special dividend distributions. The company, which produces copper, has a good deal of exposure to developing countries. Specifically, the company is selling its products in China and India – two of the most rapidly developing economies in the world. There is a wide variety of uses for copper, including plumbing, electronics, infrastructure for electric delivery and the construction end market, among other uses. Today, China consumes more copper than the U.S., but on a per capita basis the consumption rate is much lower than in the U.S. This illustrates to us a great deal of potential for further growth for Phelps Dodge, which currently leads the U.S. in copper production.

Which areas of the common equity portfolio most disappointed you?

The Fund’s healthcare and telecommunications sectors hurt performance, declining marginally in the period. Our biggest disappointment, however, was Sara Lee, a consumer staples stock that fell short of our expectations and was ultimately sold from the portfolio.

Healthcare. As mentioned earlier, our focus on dividend yield led us to invest exclusively in large pharmaceutical companies that provided attractive yields. The market leaders, however, were HMO’s and healthcare equipment stocks, both of which provide relatively low yields or no yields as all. While we liked the companies in which we were invested, we reduced the portfolio’s exposure to the sector. We expect to reinvest in pharmaceuticals once we see a change in market sentiment. As of the end of 2005, the portfolio held a substantial underweight versus the S&P 500 healthcare sector. This underweight position helped the portfolio on a relative basis and reduced the potential impact of the loss on the overall portfolio.

Telecommunications. The telecommunications sector remained under pressure in 2005. While demand for wireless networks, services and products continues to burgeon, pricing remained weak. As a result, profit growth for many telecommunications companies trailed the market. The portfolio’s position in Verizon Communications, Inc. (0.7% of total holdings) declined significantly in the period, despite its extremely attractive dividend yield. We reduced the Fund’s position in Verizon, but continue to hold the stock. When market sentiment improves, we believe that Verizon will be one of the early beneficiaries. The company has the largest wireless network and a strong distribution channel. To further limit short-term risk, we also reduced the Fund’s position in other telecommunications holdings.

Consumer Staples. While the consumer staples sector contributed to portfolio performance, the Fund’s position in Sara Lee was one of its worst performers, and we eliminated Fund’s position in the stock. When we invested in Sara Lee we knew it was a company with issues, but we thought its broad diversification and recent change in management would support some market price improvement. Like many consumer staples companies, Sara Lee has not been able to fully offset the rising cost of transportation and packaging by increasing pricing on its products. While the stock continued to pay an attractive dividend yield we were concerned about how long it might take Sara Lee to get their earnings growth back on track. The company has sold some assets, but the impact of those actions has not improved the company’s profitability quickly enough for our comfort.

How did the portfolio’s high yield bonds, preferred stocks and real estate investment trusts (“REIT”) perform?

The Fund’s high yield bonds, preferred stocks and REITs represented approximately 8.1% of total investments on December 31, 2005. Approximately 75% of that allocation was high yield bonds, while the remaining assets were invested in preferred stocks and REITs. The goal of owning these securities is to generate income that will pay for expenses incurred by the Fund. We focus our investments in the higher-quality segment of the high-yield market, where we believe the relative risks of default are lower. To help further reduce risk, we keep the

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portfolio diversified across industry sectors and individual securities. The Fund’s real estate investment trusts and preferred stocks performed very well in 2005, from both an income and capital appreciation standpoint. We added to this area throughout the year because these investments offered better yield profiles and risk/reward characteristics than we believed were available in the high-yield market. This is an area that we would consider adding to if we find more favorable opportunities.

What is your outlook for the equity and high-yield markets in 2006?

We believe that high-yield bonds should perform reasonably well in 2006, and if the Federal Reserve Board ends its rate hikes, they may perform even better. The success of the asset class also depends on how well equities perform, as there is a relatively close correlation between the two asset classes. Our sentiment for the equity market is similar. We expect corporate profits to remain positive in 2006, but it is reasonable to think they will slow from where they were in 2005. If rates begin to stabilize or move lower, equities should benefit. We don’t think it will be a year where the stock market shoots out the lights, but we do expect positive returns. In an environment like that we would hope that investors will favor dividend-paying stocks, which could support returns through the income they provide. We are confident that we can find a portfolio of investments that will provide a yield well above the yield of the S&P 500 and we will seek to provide NAV performance will also outpace the equity indices.

TYW Risks and Other Considerations

Under normal market conditions, the Fund will invest at least 50%, and may invest up to 60%, of its total assets in municipal securities. Additionally, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in equity securities and other income securities. Under normal market conditions, the Fund will invest at least 25% of its total assets in equity securities. There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Additionally, any capital gains dividends will be subject to capital gains taxes.

The Investment Adviser may, but is not required to, utilize a variety of strategic transactions to seek to protect the value of the Fund’s assets in the municipal securities portfolio against the volatility of interest rate changes and other market movements. There can be no guarantee that hedging strategies will be employed or will be successful. The premium paid for entering into such hedging strategies will result in a reduction in the net asset value of the Fund and a subsequent reduction of income to the Fund. Any income generated from hedging transactions will not be exempt from income taxes.

The Fund may seek to enhance the level of the Fund’s current income through the use of leverage. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value. There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s current income.

There are also specific risks associated with investing in municipal bonds. The secondary market for Municipal Bonds is less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. Please see the Fund’s prospectus for a more thorough discussion of risks associated with AMPS.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

An investment in the Fund is subject to certain risks and other considerations. Such risks and considerations include, but are not limited to: Market and Selection Risk, Municipal Bond Market Risk, Interest Rate Risk, Credit Risk, Reinvestment Risk, Leverage Risk, Hedging Risk, Derivatives Risk, Anti-Takeover Provisions Risk, Market Disruption Risk and Non-Diversification Risk. Investors should consider the investment objectives and policies, risk considerations and charges and expenses of the Fund carefully before investing.

8 | Annual Report | December 31, 2005

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund Summary | As of December 31, 2005 (unaudited)

Fund Statistics
Share Price	$13.35
Common Share Net Asset Value	$15.44
Premium/(Discount) to NAV	-13.54%
Net Asset Applicable to Common Shareholders ($000)	$237,818

Total Returns (Inception 4/28/04)	Market	NAV
One Year	4.80%	6.02%
Since Inception - average annual	-0.92%	10.45%

Top Ten Holdings Municipal Portfolio	% of Total Investments
Richardson Hospital Authority (TX), Hospital Refinance & Improvement, Richardson Regional, 6.000%, 12/1/2034	2.1%
New York State Dormitory Authority, State Personal Income Tax Revenue, Series 2005 F, 5.000%, 3/15/2030	2.1%
Camden County Improvement Authority (NJ), Cooper Health System, Series 2004 A, 5.750%, 2/15/2034	1.9%
Missouri Development Finance Board, Branson Landing Project, Series 2004 A (MO), 5.625%, 12/1/2028	1.8%
Saint Johns County (FL), Industrial Development Authority, First Mortgage Revenue, Presbyterian Retirement, Series A, 5.625%, 8/1/2034	1.6%
California Statewide Communities Development Authority Revenue, Bentley School, 6.750%, 7/1/2032	1.5%
New Jersey Economic Development Authority Revenue, Cigarette Tax, 5.750%, 6/15/2034	1.5%
Toledo-Lucas County (OH), Port Authority Special Assessment Revenue, Crocker Park Public Improvement Project Series 2003, 5.375%, 12/1/2035	1.5%
Lexington County Health Services District, Inc. (SC), Hospital Revenue, Lexington Medical Center, Series 2004, 5.500%, 5/1/2037	1.5%
New York State Dormitory Authority Revenue, Mental Health Services Facility Improvement, Series 2005 E, 5.000%, 2/15/2035	1.5%

Top Ten Holdings Equity and Income Portfolio	% of Total Investments
Citigroup, Inc.	1.4%
Bank of America Corp.	1.3%
Phelps Dodge Corp.	1.2%
AT&T, Inc.	1.2%
ChevronTexaco Corp.	1.2%
BP PLC ADR	1.2%
Merrill Lynch & Co., Inc.	1.2%
PPG Industries, Inc.	1.1%
Altria Group, Inc.	1.1%
General Electric Co.	1.0%

Securities and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Top Ten Industries	% of Total Investments
Health Care	16.7%
Banking and Finance	11.9%
General Funds	8.9%
Special Tax	8.5%
Oil and Gas	6.5%
Higher Education	6.4%
Continuing Care Retirement Center	4.9%
Telecommunications	3.5%
Utilities - Gas and Electric	3.2%
Pharmaceuticals	2.3%

Share Price & NAV Performance

Portfolio Concentration by Asset Class*

*	As a percentage of total investments

Credit Quality*

*	Represents higher rating of either S&P, Moody’s or Fitch as a percentage of long-term investments

Annual Report | December 31, 2005 | 9

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Portfolio of Investments | December 31, 2005

Principal Amount		Optional Call Provisions	Value
	Long-Term Municipal Bonds — 78.4%
	Arizona – 3.4%
$3,300,000	Maricopa County Industrial Development Authority Health Facilities Revenue, Catholic HealthCare West-A, A-, A3 (a) 5.375%, 7/1/2023	7/1/14 @ 100	$3,472,359
4,500,000	Maricopa County Pollution Control Corp., Pollution Control Revenue Reference Public Service Co-A-RMK, BBB, Baa2 5.750%, 11/1/2022	5/1/06 @ 101	4,567,455

			8,039,814

	California – 15.7%
5,000,000	California Health Facilities Financing Authority Revenue Cedars-Sinai Medical Center, Series 2005, NR, A3 5.000%, 11/15/2034	11/15/15 @ 100	5,084,700
3,500,000	California State Public Works Board Regents of the University of California Projects, Series 2005 D, AA-, Aa2, 5.000%, 5/1/2030	5/1/15 @ 100	3,640,105
5,000,000	California Statewide Communities Development Authority Revenue Bentley School, NR, NR 6.750%, 7/1/2032	7/1/10 @ 103	5,461,550
2,250,000	California Statewide Communities Development Authority Revenue Sub-Wildwood Elementary School, NR, NR 7.000%, 11/1/2029	11/1/09 @ 102	2,417,805
1,080,000	Eastern California Municipal Water District Community Facilities Special Tax Improvement Area 2-Sheffield/Rancho, NR, NR 5.875%, 9/1/2034	3/1/06 @ 102	1,102,378
2,555,000	Lincoln Improvement Board Act 1915 Public Finance Authority - Twelve Bridges, NR, NR 6.200%, 9/2/2025	9/2/09 @ 102	2,679,403
	Murrieta Valley Unified School District, Special Tax Community Facilities District No. 2000-2, NR, NR
1,625,000	6.300%, 9/1/2024	3/1/12 @ 101	1,759,859
2,505,000	6.375%, 9/1/2032	3/1/12 @ 101	2,691,748
1,000,000	Orange County Community Facilities District, Special Tax No. 03-1-Ladera Ranch, Series A, NR, NR 5.625%, 8/15/2034	8/15/12 @ 101	1,027,040
1,800,000	Palm Springs Community Redevelopment Agency Tax Allocation Refunding Merged Project No.1, Series A, A-, NR 5.500%, 9/1/2034	9/1/14 @ 100	1,886,166
4,000,000	Palm Springs Financing Authority Lease Revenue Convention Center Expansion Project, Series 2004 A, MBIA Insured, AAA, Aaa, 5.500%, 11/1/2035	11/1/14 @ 102	4,426,320
915,000	Poway Community Facilities District Number 10-Area-E, NR, NR 5.750%, 9/1/2032	9/1/08 @ 102	935,212
1,350,000	Poway Unified School District, Special Tax Community Facilities District Number 6-Area-A, NR, NR 6.125%, 9/1/2033	9/1/10 @ 102	1,418,971
820,000	Snowline California Joint Union School District Community Facility Special Tax, No. 2002-1, Series A, NR, NR 5.400%, 9/1/2034	3/1/06 @ 103	828,987
1,870,000	William S. Hart Joint School Financing Authority CFD’s No’s 90-1, 99-1 & 2000-1 Series 2004, BBB+, NR 5.625%, 9/1/2034	9/1/12 @ 100	1,953,009

			37,313,253

	Colorado – 2.0%
$1,355,000	Denver Health & Hospital Authority Health Care Revenue Series 1998 A, ACA Insured, A, NR 5.375%, 12/1/2028	12/1/08 @ 101	$1,395,149
	Denver Health & Hospital Authority Health Care Revenue Series 2004 A, BBB, Baa3
1,000,000	6.000%, 12/1/2031	12/1/11 @ 100	1,061,150
2,000,000	6.250%, 12/1/2033	12/1/14 @ 100	2,211,380

			4,667,679

	Delaware – 0.2%
500,000	Delaware Health Facilities Authority Beebe Medical Center Project, Series 2004 A, BBB+, Baa1 5.500%, 6/1/2024	6/1/14 @ 100	531,100

	Florida – 2.4%
5,450,000	Saint Johns County Industrial Development Authority First Mortgage Revenue Presbyterian Retirement, Series A, NR, NR 5.625%, 8/1/2034	8/1/14 @ 101	5,656,174

	Georgia – 5.6%
3,000,000	Chatham County Hospital Authority Memorial Health University Medical Center, Series 2004 A, A-, A3 5.500%, 1/1/2034	1/1/14 @ 100	3,152,430
	Milledgeville and Baldwin County Development Authority Georgia College & State University Foundation Property III, LLC Student Housing System, Series 2004 B, BBB, NR
2,500,000	5.625%, 9/1/2030 (a)	9/1/14 @ 101	2,647,200
1,000,000	6.000%, 9/1/2033	9/1/14 @ 101	1,084,170
	Richmond County Development Authority ASU Jaguar Student Housing I LLC, Series 2004 A, NR, A3
2,865,000	5.250%, 2/1/2030	2/1/14 @ 100	2,954,302
3,350,000	5.250%, 2/1/2035	2/1/14 @ 100	3,450,366

			13,288,468

	Illinois – 0.8%
2,000,000	Metropolitan Pier and Exposition Authority McCormick Place Expansion Project, Series 2004 A, AA-, A1 5.500%, 6/15/2027	6/15/06 @ 100	2,008,160

	Kansas – 1.1%
2,500,000	Burlington Pollution Control Revenue Kansas Gas and Electric Co.Project, Series 2004 A, MBIA Insured, AAA, Aaa 5.300%, 6/1/2031	6/1/14 @ 100	2,672,400

	Massachusetts – 1.8%
930,000	Massachusetts Development Finance Agency Revenue Hampshire College, Series 2004, BBB, Baa2 5.625%, 10/1/2024	10/1/14 @ 100	978,797
	Massachusetts Development Finance Agency Revenue Evergreen Center, BBB-, NR
1,505,000	5.500%, 1/1/2020	1/1/15@ 100	1,557,916
1,820,000	5.500%, 1/1/2035	1/1/15@ 100	1,831,157

			4,367,870

See notes to financial statements.

10 | Annual Report | December 31, 2005

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Portfolio of Investments continued

Principal Amount		Optional Call Provisions	Value
	Michigan – 1.6%
	Michigan State Hospital Finance Authority Revenue Reference Presbyterian Village, NR, NR
$1,250,000	5.250%, 11/15/2025	5/15/15 @ 100	$1,246,862
2,500,000	5.500%, 11/15/2035	5/15/15 @ 100	2,518,950

			3,765,812

	Minnesota - 1.6%
3,650,000	Duluth Economic Development Authority Benedictine Health System, O.G., Saint Mary’s Duluth Clinic Health System, Series 2004, A-, NR 5.250%, 2/15/2028	2/15/14 @ 100	3,764,172

	Missouri – 6.0%
4,690,000	Cole County Industrial Development Authority Senior Living Facilities Revenue Lutheran Senior Services Heisinger Project, NR, NR 5.500%, 2/1/2035	2/1/14 @ 100	4,890,732
6,000,000	Missouri Development Finance Board Branson Landing Project, Series 2004 A, BBB+, Baa1 5.625%, 12/1/2028	6/1/14 @ 100	6,373,860
3,000,000	Missouri State Health & Educational Facilities Authority Revenue Senior Living Facilities Revenue Lutheran Senior, Series A, NR, NR 5.375%, 2/1/2035	2/1/15 @ 100	3,110,490

			14,375,082

	Nevada – 1.4%
3,160,000	Clark County, Airport Revenue, Series 2005 A, AMBAC Insured, AAA, Aaa, 5.000%, 7/1/2040	7/1/15 @ 100	3,251,514

	New Jersey – 12.7%
6,400,000	Camden County Improvement Authority Cooper Health System, Series 2004 A, BBB, Baa3 5.750%, 2/15/2034	8/15/14 @ 100	6,750,912
	New Jersey Economic Development Authority Revenue Cigarette Tax, BBB, Baa2
1,850,000	5.750%, 6/15/2029	6/15/14 @ 100	1,956,467
1,000,000	5.500%, 6/15/2031	6/15/14 @ 100	1,035,510
5,000,000	5.750%, 6/15/2034	6/15/14 @ 100	5,263,000
3,000,000	New Jersey Educational Facilities Authority Fairleigh Dickinson University, Series 2002 D, NR, NR 6.000%, 7/1/2025	7/1/13 @ 100	3,238,290
1,450,000	New Jersey Educational Facilities Authority Stevens Institute of Technology, Series 2004 B, BBB+, Baa2 5.375%, 7/1/2034	7/1/14 @ 100	1,520,441
	New Jersey Health Care Facilities Financing Authority Greystone Park Psychiatric Hospital, Series 2005, AMBAC Insured, AAA, Aaa
4,165,000	5.000%, 9/15/2027	9/15/15 @ 100	4,363,795
3,835,000	5.000%, 9/15/2028	9/15/15 @ 100	4,011,870
2,000,000	New Jersey Health Care Facilities Financing Authority Revenue Saint Elizabeth Hospital Obligated Group, BBB-, Baa3 6.000%, 7/1/2020	7/1/07 @ 102	2,082,920

			30,223,205

	New York – 5.3%
$7,000,000	New York State Dormitory Authority
	State Personal Income Tax Revenue, Series 2005 F, AA, NR
	5.000%, 3/15/2030	3/15/15 @ 100	$7,304,990
5,000,000	New York State Dormitory Authority Revenue
	Mental Health Services Facility Improvement, Series 2005 E,
	AA-, NR, 5.000%, 2/15/2035	2/15/15 @ 100	5,188,950

			12,493,940

	Ohio – 4.2%
4,560,000	Akron Bath Copley Joint Township Hospital District Revenue Hospital Facilities-Summa Health Systems, Series A, RADIAN Insured, NR, Aa3 (a) 5.500%, 11/15/2034	11/15/14 @ 100	4,846,140
5,000,000	Toledo-Lucas County Port Authority, Special Assessment Revenue Crocker Park Public Improvement Projects, Series 2003, NR, NR 5.375%, 12/1/2035	12/1/13 @ 102	5,259,250

			10,105,390

	Pennsylvania – 1.7%
3,750,000	Pennsylvania Higher Educational Facilities Authority Widener University Series 2003, BBB+, NR 5.375%, 7/15/2029	7/15/13 @ 100	3,952,913

	Rhode Island – 3.0%
	Rhode Island State Health & Educational Building Corp. Revenue Hospital Financing Lifespan Obligated Group, A-, A3
3,500,000	6.375%, 8/15/2021	8/15/12 @ 100	3,874,255
3,000,000	6.500%, 8/15/2032	8/15/12 @ 100	3,305,940

			7,180,195

	South Carolina – 2.8%
	Lexington County Health Services District, Inc., Hospital Revenue Lexington Medical Center, Series 2004, A, A2
1,430,000	5.500%, 5/1/2032	5/1/14 @ 100	1,501,014
5,000,000	5.500%, 5/1/2037 (a)	5/1/14 @ 100	5,256,000

			6,757,014

	Texas – 3.1%
6,780,000	Richardson Hospital Authority Hospital Refinance & Improvement Richardson Regional, BBB, Baa2 6.000%, 12/1/2034	12/1/13 @ 100	7,314,196

	Wisconsin – 2.0%
3,350,000	Wisconsin State Health & Educational Facilities Authority Revenue Aurora Health Care, Series A, BBB+, NR 5.600%, 2/15/2029	2/15/09 @ 101	3,438,675
	Wisconsin State Health & Educational Facilities Authority Revenue Blood Center Southeastern Project, BBB+, NR
500,000	5.500%, 6/1/2024	6/1/14 @ 100	525,045
750,000	5.750%, 6/1/2034	6/1/14 @ 100	795,585

			4,759,305

	Total Long-Term Municipal Bonds
	(Cost $178,638,852)		186,487,656

See notes to financial statements.

Annual Report | December 31, 2005 | 11

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Portfolio of Investments continued

Number of Shares		Value
	Common Stocks – 57.7%
	Banking and Finance – 16.2%
20,000	Australia and New Zealand Banking Group Ltd. ADR (Australia)	$1,760,600
100,000	Bank of America Corp.	4,615,000
50,000	BB&T Corp.	2,095,500
100,000	Citigroup, Inc.	4,853,000
25,000	HSBC Holdings PLC ADR (United Kingdom)	2,011,750
70,000	ING Groep NV ADR (Netherlands)	2,437,400
61,500	Merrill Lynch & Co., Inc.	4,165,395
100,000	National City Corp.	3,357,000
150,000	New York Community Bancorp, Inc.	2,478,000
30,000	PNC Financial Services Group	1,854,900
100,000	U.S. Bancorp	2,989,000
50,000	Wachovia Corp.	2,643,000
75,000	Washington Mutual, Inc.	3,262,500

		38,523,045

	Beverages, Food and Tobacco – 2.7%
50,000	Altria Group, Inc.	3,736,000
35,000	Nestle SA ADR (Switzerland)	2,609,166

		6,345,166

	Building and Building Products – 0.7%
55,000	Masco Corp.	1,660,450

	Business Equipment and Services – 0.7%
40,000	Pitney Bowes, Inc.	1,690,000

	Chemicals – 1.6%
65,000	PPG Industries, Inc.	3,763,500

	Computers – 0.6%
50,000	Hewlett-Packard Co.	1,431,500

	Computers – Software and Peripherals – 0.5%
50,000	Microsoft Corp.	1,307,500

	Conglomerates – 1.5%
100,000	General Electric Co.	3,505,000

	Entertainment – 0.9%
115,000	Regal Entertainment Group, Class A	2,187,300

	Forest Products & Paper – 1.3%
85,000	Plum Creek Timber Co., Inc.	3,064,250

	Household and Personal Care Products – 2.3%
47,500	Kimberly-Clark Corp.	2,833,375
106,500	Newell Rubbermaid, Inc.	2,532,570

		5,365,945

	Insurance – 2.1%
47,500	Allstate Corp. (The)	2,568,325
55,000	St.Paul Travelers Cos., Inc. (The)	2,456,850

		5,025,175

	Iron/Steel – 1.0%
37,500	Nucor Corp.	$2,502,000

	Metals and Mining – 1.8%
30,000	Phelps Dodge Corp.	4,316,100

	Oil and Gas – 8.6%
65,000	BP PLC ADR (United Kingdom)	4,174,300
75,000	ChevronTexaco Corp.	4,257,750
80,000	KeySpan Corp.	2,855,200
45,000	Marathon Oil Corp.	2,743,650
51,719	Royal Dutch Shell PLC, Class B ADR (United Kingdom)	3,337,427
25,000	Total SA ADR (France)	3,160,000

		20,528,327

	Pharmaceuticals – 3.4%
60,000	Abbott Laboratories	2,365,800
135,000	Bristol-Myers Squibb Co.	3,102,300
50,000	GlaxoSmithKline PLC ADR (United Kingdom)	2,524,000

		7,992,100

	Telecommunications – 5.0%
175,000	AT&T, Inc.	4,285,750
70,000	BCE, Inc. (Canada)	1,676,500
56,300	BT Group PLC ADR (United Kingdom)	2,160,794
40,000	Telefonaktiebolaget LM Ericsson ADR (Sweden)	1,376,000
80,000	Verizon Communications, Inc.	2,409,600

		11,908,644

	Transportation – 0.8%
25,000	United Parcel Service, Inc., Class B	1,878,750

	Utilities – Gas and Electric – 4.6%
27,500	ConocoPhillips	1,599,950
30,000	Dominion Resources, Inc.	2,316,000
55,000	DTE Energy Co.	2,375,450
50,000	FirstEnergy Corp.	2,449,500
50,000	Progress Energy, Inc.	2,196,000

		10,936,900

	Waste Management – 1.4%
110,000	Waste Management, Inc.	3,338,500

	Total Common Stocks (Cost $129,107,627)	137,270,152

See notes to financial statements.

12 | Annual Report | December 31, 2005

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Portfolio of Investements continued

Principal Amount		Optional Call Provisions	Value
	Corporate Bonds – 9.4%
	Aerospace/Defense – 0.4%
$1,000,000	DRS Technologies, Inc., B, B3
	6.875%, 11/1/2013	11/1/08 @ 103.44	$956,250

	Automotive – 0.4%
1,000,000	Navistar International, BB-, Ba3
	7.500%, 6/15/2011	6/15/08 @ 103.75	952,500

	Banking and Finance – 1.6%
500,000	AmeriCredit Corp., B+, B1
	9.250%, 5/1/2009	5/1/06 @ 104.62	526,250
1,250,000	E*Trade Financial Corp., B+, B1
	8.000%, 6/15/2011	6/15/08 @ 104	1,300,000
1,000,000	General Motors Acceptance Corp., BB, Ba1
	6.875%, 9/15/2011	—	911,945
1,000,000	Presidential Life Corp., B-, B2
	7.875%, 2/15/2009	—	990,000
			3,728,195
	Building and Building Products — 0.6%
1,000,000	K Hovnanian Enterprises, BB, Ba1
	6.500%, 1/15/2014	—	956,326
500,000	Technical Olympic USA, Inc. B+, Ba3
	9.00%, 7/1/2010	7/1/06 @ 104.5	505,625

			1,461,951

	Coal – 0.4%
1,000,000	Massey Energy Co., BB-, B1
	6.625%, 11/15/2010	11/15/07 @ 103.31	1,016,250

	Electronic Equipment and Components – 0.2%
500,000	Advanced Micro Devices, Inc., B-, B3
	7.750%, 11/1/2012	11/1/08 @ 103.88	505,000

	Entertainment – 0.4%
900,000	Scientific Games Corp., B+, B1
	6.250%, 12/15/2012	12/15/08 @ 103.13	885,375

	Forest Products & Paper – 0.6%
400,000	Boise Cascade LLC, B+, B2
	7.125%, 10/15/2014	10/15/09 @ 103.56	373,000
1,100,000	Stone Container Finance (Canada), CCC+, B2
	7.375%, 7/15/2014	7/15/09 @ 103.69	1,001,000

			1,374,000

	Health and Medical Facilities – 0.8%
$1,100,000	Community Health Systems, Inc., B, B3
	6.500%, 12/15/2012	12/15/08 @ 103.25	$1,071,125
825,000	Triad Hospitals, Inc., BB-, B2
	7.000%, 5/15/2012	5/15/08 @ 103.5	842,531

			1,913,656

	Home Furnishings – 0.4%
1,000,000	Sealy Mattress Co., B-, B3
	8.250%, 6/15/2014	6/15/09 @ 104.13	1,030,000

	Iron/Steel – 0.5%
1,125,000	AK Steel Corp., B+, B1
	7.875%, 2/15/2009	2/10/06 @ 102.65	1,068,750

	Office Equipment & Supplies – 0.4%
1,000,000	Xerox Capital Trust I, B-, Ba3
	8.000%, 2/1/2027	2/1/07 @ 102.45	1,030,000

	Oil and Gas – 1.0%
500,000	Chesapeake Energy Corp., BB, Ba2 (b)
	6.500%, 8/15/2017	—	502,500
1,000,000	Giant Industries, Inc., B-, B3
	8.000%, 5/15/2014	5/15/09 @ 104	1,032,500
1,000,000	Stone Energy Corp., B-, B3
	6.750%, 12/15/2014	12/15/09 @ 103.38	947,500

			2,482,500

	Real Estate Investment Trusts – Hotels – 0.4%
850,000	Host Marriott LP, BB-, Ba2
	6.375%, 3/15/2015	3/15/10 @ 103.19	847,875

	Retail –Apparel and Shoes – 0.9%
1,000,000	Foot Locker, Inc., BB+, Ba2
	8.500%, 1/15/2022	—	1,057,500
1,000,000	Phillips-Van Heusen Corp., BB, B1
	7.250%, 2/15/2011	2/15/08 @ 103.62	1,015,000

			2,072,500

	Telecommunications – 0.2%
500,000	American Cellular Corp., B-, B3
	10.000%, 8/1/2011	8/1/07 @ 105	542,500

	Utilities – Gas and Electric – 0.2%
500,000	Reliant Energy, Inc., B+, B1
	9.500%, 7/15/2013	7/15/08 @ 104.75	501,250

	Total Corporate Bonds
	(Cost $22,638,792)		22,368,552

See notes to financial statements.

Annual Report | December 31, 2005 | 13

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Portfolio of Investements continued

Number of Shares		Value
	Preferred Stocks – 2.7%
	Real Estate Investment Trusts – 2.5%
20,000	Brandywine Realty Trust, Series C, 7.500%, NR, NR	$508,000
20,000	CBL & Associates Properties, Series C, 7.750%, NR, NR	506,000
25,000	CBL & Associates Properties, Series D, 7.375%, NR, NR	625,500
11,000	Capital Automotive REIT, Series A, 7.500%, B+, B1	274,450
20,000	CarrAmerica Realty Corp., Series E, 7.500%, BBB-, Baa3	505,000
20,000	Developers Diversified Realty, 8.600%, BBB-, Ba1	513,600
5,461	Glenborough Realty Trust, Inc., Series A, 7.750%, NR, Ba3	137,208
20,000	Health Care REIT, Inc., Series D, 7.875%, BB+, Ba1	504,600
10,000	iStar Financial, Inc., Series I, 7.500%, BB, Ba2	247,813
5,000	PS Business Parks, Inc., Series H, 7.000%, BBB-, Ba1	121,000
20,000	Realty Income Corp., Series D, 7.375%, BBB-, Baa3	513,000
18,500	Regency Centers Corp., 7.250%, BBB-, Baa3	464,720
20,000	The Mills Corp., Series G, 7.875%, NR, NR	500,000
25,000	Vornado Realty Trust, Series E, 7.000%, BBB-, Baa3	630,500

		6,051,391

	Pipelines – 0.2%
15,000	Dominion Consolidated Natural Gas Capital Trust I, 7.800%, BB+, Baa1	382,800

	Total Preferred Stocks
	(Cost $6,380,305)	6,434,191

	Investment Companies – 0.2%
5,000	AEW Real Estate Income Fund	92,250
5,000	Neuberger Berman Real Estate Income Fund, Inc.	110,300
7,000	Scudder RREEF Real Estate Fund II, Inc.	107,450

	Total Investment Companies
	(Cost $266,359)	310,000

	Total Long-Term Investments – 148.4%
	(Cost $337,031,935)	352,870,551

Principal Amount		Value
	Short-Term Investments – 0.4%
$1,000,000	New York
	Adjustable Sub-Series A-4, AA-/A-1+, Aaa/VMIG1
	3.670%, 8/01/2023 (c)
	(Cost $1,000,000)	$1,000,000

	Total Investments – 148.8%
	(Cost $338,031,935)	353,870,551
	Other assets less liabilities – 1.7%	3,947,333
	Preferred Shares, at Liquidation Value – (-50.5% of Net Assets Applicable to Common Shares or -33.9% of Total Investments)	(120,000,000)

	Net Assets Applicable to Common Shareholders – 100.0%	$237,817,884

ACA	ACA Financial Guaranty Corporation.

ADR	American Depositary Receipt.

AMBAC	Ambac Assurance Corporation.

LLC	Limited Liability Corporation.

LP	Limited Partnership.

MBIA	MBIA Insurance Corporation.

PLC	Public Limited Company.

RADIAN	Radian Asset Assurance, Inc.

(a)	All or a portion of these securities have been physically segregated in connection with swap agreements.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, these securities amounted to $502,500 or 0.2% of Net Assets Applicable to Common Shares.

(c)	Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate shown is as of December 31, 2005.

Ratings shown are per Standard & Poor’s and Moody’s. Securities classified as NR are not rated.

Ratings and optional call provisions are not covered by the Report of Independent Registered Public Accounting Firm.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

See notes to financial statements.

14 | Annual Report | December 31, 2005

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Assets and Liabilities | December 31, 2005

Assets
Investments in securities, at value (cost $338,031,935)	$353,870,551
Cash	1,190,172
Interest receivable	3,075,598
Dividends receivable	317,510
Other assets	13,084

Total assets	358,466,915

Liabilities
Advisory fee payable	219,338
Unrealized depreciation on swap transactions	161,204
Dividend payable - preferred shares	114,617
Accrued expenses and other liabilities	153,872

Total liabilities	649,031

Preferred Shares, at Redemption Value
$.01 par value per share; 4,800 Auction Market Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	120,000,000

Net Assets Applicable to Common Shareholders	$237,817,884

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.01 par value per share; unlimited number of shares authorized, 15,407,000 shares issued and outstanding	$154,070
Additional paid-in capital	218,557,393
Net unrealized appreciation on investments and swaps	15,677,412
Accumulated net realized gain on investments, options and swaps	237,341
Accumulated undistributed net investment income	3,191,668

Net Assets Applicable to Common Shareholders	$237,817,884

Net Asset Value Applicable to Common Shareholders (based on 15,407,000 common shares outstanding)	$15.44

See notes to financial statements.

Annual Report | December 31, 2005 | 15

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Operations | For the Year Ended December 31, 2005

Investment Income
Interest	$11,849,336
Dividends (net of foreign withholding taxes of $ 61,890)	5,307,075

Total income		$17,156,411

Expenses
Advisory fee	2,496,669
Auction agent fee – preferred shares	315,781
Professional fees	168,938
Trustees’ fees and expenses	135,086
Fund accounting	101,702
Administration fee	101,333
Insurance	66,061
Printing expenses	61,938
Custodian fee	53,456
Transfer agent fee	49,583
NYSE listing fee	24,180
Miscellaneous	19,625

Total expenses		3,594,352

Net investment income		13,562,059

Realized and Unrealized Gain (Loss) on Investments, Options and Swaps
Net realized gain on:
Investments		7,574,929
Options		73,125
Swaps		60,900
Net change in unrealized appreciation (depreciation) on:
Investments		(3,267,460)
Swaps		(161,204)

Net realized and unrealized gain on investments, options and swaps		4,280,290

Distributions to Preferred Shareholders from
Net investment income		(3,984,479)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$13,857,870

See notes to financial statements.

16 | Annual Report | December 31, 2005

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Changes in Net Assets Applicable to Common Shareholders |

	For the Year Ended December 31, 2005	For the Period April 28, 2004* through December 31, 2004

Increase in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$13,562,059	$8,022,297
Net realized gain on investments, options and swaps	7,708,954	895,209
Net change in unrealized appreciation (depreciation) on investments and swaps	(3,428,664)	19,106,076
Distributions to Preferred Shareholders from
From and in excess of net investment income	(3,984,479)	(1,108,937)

Net increase in net assets applicable to Common Shareholders resulting from operations	13,857,870	26,914,645

Distributions to Common Shareholders from and in excess of Net Investment Income	(14,444,063)	(7,222,031)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	—	220,605,000
Common and preferred shares’ offering expenses charged to paid-in-capital	18,188	(2,012,000)

Net Increase from Capital Share Transactions	18,188	218,593,000

Total increase (decrease) in net assets applicable to Common Shareholders	(568,005)	238,285,614
Net Assets
Beginning of period	238,385,889	100,275

End of period (including undistributed net investment income of $3,191,668 and $1,081,048, respectively)	$237,817,884	$238,385,889

*	Commencement of investment operations.

See notes to financial statements.

Annual Report | December 31, 2005 | 17

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Financial Highlights |

Per share operating performance for a common share outstanding throughout the period	For the Year Ended December 31, 2005	For the Period April 28, 2004* through December 31, 2004

Net asset value, beginning of period	$15.47	$14.33 (b)

Income from investment operations
Net investment income (a)	0.88	0.52
Net realized and unrealized gain on investments, options and swaps	0.29	1.29
Distributions to preferred shareholders from and in excess of net investment income (common share equivalent basis)	(0.26)	(0.07)

Total from investment operations	0.91	1.74

Distributions to Common Shareholders	(0.94)	(0.47)

Common and Preferred Shares’ offering expenses charged to paid-in capital	—	(0.13)

Net asset value, end of period	$15.44	$15.47

Market value, end of period	$13.35	$13.62

Total investment return (c)
Net asset value	6.02%	11.42%
Market value	4.80%	-6.05%
Ratios and supplemental data
Net assets applicable to Common Shareholders, end of period (thousands)	$237,818	$238,386
Preferred Shares, at liquidation value ($25,000 per share liquidation preference) (thousands)	$120,000	$120,000
Preferred Shares asset coverage per share	$74,545	$74,664
Ratios to Average Net Assets Applicable to Common Shareholders: (d)
Total expenses	1.52%	1.36%
Net investment income, prior to effect of dividends to preferred shares	5.73%	5.31%
Net investment income, after effect of dividends to preferred shares	4.05%	4.58%
Ratios to Average Managed Assets: (d)(e)
Total expenses	1.01%	0.98%
Net investment income, prior to effect of dividends to preferred shares	3.80%	3.83%
Portfolio turnover rate	103%	75%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Before reimbursement of offering expenses charged to capital.

(c)	Total investment return is calculated assuming a purchase of a Common Share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Managed assets is equal to net assets applicable to Common Shareholders plus outstanding leverage, such as the liquidation value of preferred shares.

See notes to financial statements.

18 | Annual Report | December 31, 2005

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Notes to Financial Statements |

Note 1 – Organization:

TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”) was organized as a Delaware statutory trust on February 12, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

Under normal market conditions, the Fund will invest at least 50%, but less than 60% of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the “Municipal Securities Portfolio”) and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities (the “Equity and Income Securities Portfolio”).

Note 2 – Accounting Policies:

The preparation of the financial statement in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the last available bid price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the New York Stock Exchange (“NYSE”) is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade Common Shares on the NYSE. Investment Companies are valued at the last available closing price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Details of the swap agreements outstanding as of December 31, 2005 were as follows:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate*	Unrealized Depreciation

JP Morgan Chase & Co.	01/01/2016	20,000	3.82%	BMA	$(85,378)
Morgan Stanley	02/10/2016	20,000	3.83%	BMA	(75,826)

					$(161,204)

*	BMA – Bond Market Association Municipal Swap Index.

For each swap noted, the Fund pays a fixed rate and receives a floating rate.

(d) Options

For hedging and investment purposes, the Fund may purchase put options, put options on futures and write (sell) call options on securities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

Annual Report | December 31, 2005 | 19

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Notes to Financial Statements continued

The risk associated with writing an option is that the writer of an option has no control over the time when it may be required to fulfill its obligation. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There were no options outstanding as of December 31, 2005.

(e) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of tax-exempt income and investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Advisory Agreement, Investment Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. In addition to serving as investment advisor of the Fund, the Adviser will provide day-to-day portfolio management of the Fund’s assets allocated to the Municipal Securities Portfolio. The Adviser will receive a fee, payable monthly, at an annual rate equal to 0.70% of the Fund’s average daily managed assets (total assets including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than debt representing financial leverage).

The Adviser has entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Thompson, Siegel & Walmsley, Inc. (the “Sub-Adviser”), the Sub-Adviser is responsible for day-to-day portfolio management of the Fund’s assets allocated to the Equity and Income Securities Portfolio. Under the terms of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser pays monthly to the Sub-Adviser a fee at the annual rate of 0.42% of the Fund’s average daily managed assets attributable to the Equity and Income Securities Portfolio.

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser or Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax basis difference relating to a distribution reclass in the amount of $ 7,014,706 was reclassified from accumulated net realized gain to accumulated net investment income. Additionally, permanent book to tax differences relating to the Fund’s investments in real estate investment trusts totaling $ 98,503 were reclassified from accumulated net investment income to accumulated net realized gain. Additionally, a permanent book and tax difference in the amount of $60,900 relating to the payments on the swap agreement was reclassified from accumulated net investment income to accumulated net realized gain.

Information on the tax components of investments as of December 31, 2005 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Depreciation on Derivatives	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains/ (Accumulated Capital Loss)
$338,029,299	$20,716,485	$(4,875,233)	$15,841,252	$(60,819)	$3,092,337	$233,651

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to additional income accrued for tax purposes on certain preferred stocks and investments in real estate investment trusts.

20 | Annual Report | December 31, 2005

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Notes to Financial Statements continued

For the year ended December 31, 2005 and the period ended December 31, 2004, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2005	2004
Ordinary income	$10,216,359	$4,763,713
Tax-exempt income	5,712,065	3,564,213
Long-term capital gain	2,500,118	3,042

Total Distributions	$18,428,542	$8,330,968

Note 5 – Investment in Securities:

For the year ended December 31, 2005, purchases and sales of investments, excluding short-term securities, were $364,435,684 and $369,197,515, respectively.

Note 6 – Capital:

Common Shares

In connection with its organizational process, the Fund sold 7,000 common shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,275 at a price of $14.325. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 15,407,000 issued and outstanding. Of this amount, the Fund issued 15,000,000 shares of common stock in its initial public offering and issued pursuant to an over allotment option to the underwriters, an additional 400,000 shares on May 18, 2004. These shares were issued at $14.325 per share after deducting the sales load, but before reimbursement of expenses to the underwriters of $0.005 per share. During the year ended December 31, 2005, there was no common share activity.

Offering costs, of $462,000 or $0.03 per share, in connection with the issuance of the common shares were borne by the Fund and charged to paid-in-capital. The Adviser paid offering expenses (other than the sales load, but including the reimbursement of expenses to the underwriters) in excess of $0.03 per common share. The Adviser reimbursed the Fund’s organizational expenses, totaling $25,000.

Preferred Shares

On April 29, 2004, the Fund’s Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. The Fund may also borrow or issue debt securities collectively with preferred shares for leveraging purposes. Preferred shares issued by the Fund have seniority over the common shares. On July 1, 2004, the Fund issued 2,400 shares of Preferred Shares Series M7 and 2,400 shares of Preferred Shares Series T28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distribution of net realized capital gains, if any, are paid annually.

Offering costs, including the 1% sales charge associated with the issuance of preferred shares, totaling $1,531,812, were borne by the common shareholders as a direct reduction to paid-in-capital.

For the year ended December 31, 2005, the annualized dividend rates ranged from:

	High	Low	At 12/31/05
Series M7	4.25%	2.22%	4.25%
Series T28	4.32%	2.40%	4.32%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 7 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Subsequent Events

(a)	On February 1, 2006, the Board of Trustees declared a quarterly dividend of $ 0.234375 per common share. This dividend will be payable February 28, 2006 to shareholders of record on February 15, 2006.

(b)	In November 2005, the Board of Trustees approved Claymore Advisors, LLC to replace BNY as the Fund Administration Agent, effective March 1, 2006.

Annual Report | December 31, 2005 | 21

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of

TS&W/Claymore Tax-Advantaged Balanced Fund

We have audited the accompanying statement of assets and liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”), including the portfolio of investments, as of December 31, 2005, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from April 28, 2004 (commencement of investment operations) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TS&W/Claymore Tax-Advantaged Balanced Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period from April 28, 2004 (commencement of investment operations) through December 31, 2004 in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 17, 2006

22 | Annual Report | December 31, 2005

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $4,770,618 was received by the Fund through December 31, 2005. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $4,288,887 of investment income qualifies for the dividends-received deduction.

In January 2006, you were advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2005.

Trustees

The Trustees of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	12	None.

Steven D. Cosler Year of Birth: 1955 Trustee	Since 2005	Formerly, President, Chief Executive Officer and Director of Priority Healthcare Corp. (2002-2005). Formerly, President and Chief Operating Officer of Priority Healthcare Corp. (2001-2002). Formerly, Executive Vice President and Chief Operating Officer of Priority Healthcare Corp. (2000-2001).	2	None.

Robert M Hamje Year of Birth: 1942 Trustee	Since 2004	Advisor to the Cleveland Foundation Investment Committee. Formerly, President and Chief Investment Officer of TRW Investment Management Co. (1990-2003).	2	Trustee, Old Mutual Advisor Mutual Funds.

L. Kent Moore Year of Birth: 1955 Trustee	Since 2004	Partner at WilSource Enterprise (October 2005-present). Previously, Managing Director High Sierra Energy L.P., (2004-2005). Formerly, Portfolio Manager and Vice President of Janus Capital Corp. (2000-2002) and Senior Analyst/Portfolio Manager of Marsico Capital Management (1997-1999).	2	Trustee, Old Mutual Advisor Mutual Funds.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2004	Principal of Ronald A. Nyberg, Ltd. a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	16	Director, Edward Hospital Foundation, Naperville, IL; Trustee, North Park University, Chicago.

Ronald E.Toupin, Jr. Year of Birth: 1958 Trustee	Since 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998- 1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	14	None.

Interested Trustees:

Matthew J. Appelstein† Year of Birth: 1961 Trustee	Since 2005	Director of Investment Services, Old Mutual Asset Management (2003-present). Formerly, Senior Vice President of Consulting Relationships, Fidelity Management Trust Co. (1998-2003).	2	None.

Nicholas Dalmaso Year of Birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2004	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	16	None.

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustees’ initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

–Messrs. Barnes, Dalmaso and Hamje, as Class I Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

–Messrs. Moore and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2006 annual meeting of the shareholders.

–Messrs. Appelstein, Cosler and Toupin, as Class III Trustee, are expected to stand for re-election at the Fund’s 2007 annual meeting of the shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†	Mr. Appelstein is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund’s Sub-Adviser.

††	Mr. Dalmaso is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

Annual Report | December 31, 2005 | 23

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Supplemental Information (unaudited) continued

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 20, 2005. Common shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common shareholders of the Fund:

	# of Shares In Favor	# of Shares Withheld
Matthew J. Applestein	15,020,573	280,811
Randall C. Barnes	15,020,973	280,411
Steven D. Cosler	15,020,473	280,911
Robert M. Hamje	15,020,988	280,396

The other trustees of the Fund whose terms did not expire in 2005 are Nicholas Dalmaso, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

Preferred shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by preferred shareholders of the Fund:

	# of Shares In Favor	# of Shares Withheld
Nicholas Dalmaso	3,976	0

The other Trustees of the Fund whose terms did not expire in 2005 are Matthew J. Applestein, Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg, and Ronald E. Toupin, Jr.

Officers

The Officers of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of Birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2004	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Vincent R. Giordano Year of Birth: 1948 Vice President	Since 2004	Senior Managing Director of Claymore Advisors, LLC. Previously, Senior Vice President and Portfolio Manager of Merrill Lynch Asset Management, Inc. (1985-2001).

George Gregorio Year of Birth: 1949 Vice President	Since 2004	Managing Director of Claymore Advisors, LLC. Previously, Sell Side Analyst for JB Hanauer & Co.

Roberto W. Roffo Year of Birth: 1966 Vice President	Since 2004	Managing Director of Claymore Advisors, LLC. Previously, Director and Vice President of Merrill Lynch Investment Managers.

Richard Sarhaddi Year of Birth: 1973 Assistant Secretary	Since 2005	Assistant Vice President of Claymore Advisors, LLC and Claymore Securities, Inc.; Previously, Editor, CCH Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

24 | Annual Report | December 31, 2005

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dividend Reinvestment Plan l (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone number: (800) 701-8178.

Annual Report | December 31, 2005 | 25

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund Information |

Board of Trustees

Matthew J. Appelstein*

\Randall C. Barnes

Steven D. Cosler

Nicholas Dalmaso*

Robert M. Hamje

L. Kent Moore

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Nicholas Dalmaso
Chief Executive and
Legal Officer

Steven M. Hill
Chief Financial Officer
and Treasurer

Vincent R. Giordano
Vice President

George Gregorio
Vice President

Roberto W. Roffo
Vice President

Richard Sarhaddi
Assistant Secretary

Investment Manager

Thompson, Siegel & Walmsley, Inc.
Richmond, Virginia

Investment Adviser

Claymore Advisors, LLC
Lisle, Illinois

Administrator, Custodian and

Transfer Agent

The Bank of New York
New York, New York

Preferred Stock - Dividend Paying Agent

The Bank of New York
New York, New York

Legal Counsel

Skadden, Arps, Slate, Meagher &
Flom LLP
Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP
Chicago, Illinois

* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of TS&W/Claymore Tax-Advantaged Balanced Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of TS&W/Claymore Tax-Advantaged Balanced Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent: The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, NY 13057 (800) 701-8178

This report is sent to shareholders of TS&W/Claymore Tax-Advantaged Balanced Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the Securities & Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files it complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In October 2005, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

26 | Annual Report | December 31, 2005

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

About the Fund Managers |

TS&W/Claymore Tax-Advantaged Balanced Fund (TYW) is managed jointly by seasoned investment professionals from both Claymore Advisors, LLC and Thompson, Siegel & Walmsley, Inc. The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of TYW.

Claymore Advisors, LLC

Claymore Advisors, LLC is a registered investment adviser that provides investment management and research-related services to registered investment companies and separately managed accounts. Claymore Advisors, LLC is responsible for the Fund’s asset allocation and its municipal portfolio management team is responsible for the day-to-day management of the municipal securities portion of the Fund’s investments.

Claymore’s Investment Philosophy and Process

Claymore Advisors attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Firm’s evaluation of the issuer’s creditworthiness, and with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived.

The municipal management team begins their credit selection process by analyzing broad macroeconomic trends and developments affecting the fixed-income markets. The managers analyze the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there they incorporate a bottom-up and top-down analysis that helps construct a portfolio that the managers believe optimizes tax-exempt income while seeking to avoid undue credit risk and market timing risk. Claymore’s proprietary, unbiased research helps the managers identify undervalued sectors that they believe have the potential for ratings upgrades and capital appreciation.

Thompson, Siegel & Walmsley, Inc. (TS&W)

Thompson, Siegel & Walmsley, Inc. (TS&W) is a registered investment adviser founded in 1969 in Richmond, Virginia and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, open and closed-end mutual funds, trusts, estates and other institutions and individuals. The firm is a wholly owned subsidiary of Old Mutual (US) Holdings Inc. TS&W is responsible for the day-to-day management of the equity and taxable income securities portion of the Fund.

TS&W Investment Philosophy and Process

Thompson, Siegel & Walmsley, Inc.’s investment process is value-driven and team-oriented. TS&W pursues a relative value-oriented philosophy and focuses its equity selection on the higher dividend-paying stocks that meet its investment criteria. TS&W employs a proprietary quantitative valuation model that is applied to more than 400 stocks. This directs the managers’ review process toward companies that they believe have the highest expected return potential over a multi-year period. TS&W’s in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed. TS&W’s Fixed-Income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

Claymore Securities, Inc. 2455 Corporate West Drive Lisle, IL 60532
TYW-AR-1205

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) There have been no revisions to the Code of Ethics during the period covered by the shareholder report presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)     (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an “independent” Trustee for purposes of Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation of identification of a person as an audit committee financial expert doesn’t affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed for the fiscal year 2005, for professional services rendered by the principal accountant for the audit were approximately $36,000. The aggregate fees billed for the fiscal period from April 28, 2004 (inception of the Trust) through December 31, 2004, for professional services rendered by the principal accountant were $34,500.

b). Audit-Related Fees: the aggregate fees billed for the fiscal year 2005, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $3,200. The Audit-Related Fees for the fiscal period from April 28, 2004 (inception of the Trust) through December 31, 2004 were $3,200. Specifically, this amount represents the amount paid for the audit of the preferred shares asset coverage test.

c). Tax Fees: the aggregate fees billed for the fiscal year 2005, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were approximately $5,000. The Tax Fees for the fiscal period from April 28, 2004 (inception of the Trust) through December 31, 2004 were $2,000.

d). All Other Fees: the aggregate fees billed for the fiscal year 2005, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0. The Other Audit Fees for the fiscal period from April 28, 2004 (inception of the Trust) through December 31, 2004 were $0.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i)	The Registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. The Chairman or any member of the Audit Committee may grant pre-approved of the services described above up to $10,000. All such delegated pre-approval shall be presented to the Audit Committee no later than its next meeting.

(ii)	None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for the year ended December 31, 2005, were $5,000 and for the period from April 28, 2004 (inception of the Trust) to December 31, 2004 were $5,200.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin.

(b)	Not Applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Thompson, Siegel & Walmsley, Inc. (the “Sub-Adviser”). The Sub-Adviser’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following investment professionals at the Sub-Adviser share primary responsibility for the day-to-day portfolio management of the Fund. Mr. Ferwerda and Mr. Bellamy oversee the team regarding the management of the Fund. The following provides information regarding the members of the team.

William M. Bellamy, CFA Vice President and Portfolio Manager	)	Mr. Bellamy has over sixteen years of experience working with fixed income securities. Prior to joining Thompson, Siegel & Walmsley, Inc. in 2002, Mr. Bellamy was with Trusco Capital Management where he served as a Vice President, Fixed Income Portfolio Manager. Prior to Trusco, he was employed with First Union Capital Markets, Clayton Brown & Associates and Merrill Lynch Capital Markets in Institutional Fixed Income Sales. Mr. Bellamy received his Bachelor of Science from Cornell University and his MBA from Duke University.

Paul A. Ferwerda, CFA Senior Vice President and Portfolio Manager, Domestic Equity and Research	)	Mr. Ferwerda is a member of the Investment Policy Committee and brings to the investment team eighteen years experience with the firm and twenty-three years overall investment experience. Mr. Ferwerda contributes significant research expertise within the Financial sector. Prior to joining the firm, Mr. Ferwerda was a Portfolio Manager with AmSouth Bank in Birmingham, AL. He received his Bachelor of Science degree from Auburn University and his MBA from Duke University.

Mr. Ferwerda is responsible for managing the qualified dividend income (“QDI”) portion of the Fund. Mr. Bellamy is responsible for managing the non-QDI portion of the Fund, including high yield bonds, preferred stocks and real estate investment trusts.

The following summarizes the structure of and methods used to determine the compensation of each individual, each of whom is employed by the Sub-Adviser, that shares primary responsibility for the day-to-day portfolio management of the Fund (the “Portfolio Managers”):

Compensation. The Sub-Adviser compensates the Funds’ portfolio managers for their management of the Funds. Compensation is comprised of a fixed base salary and discretionary performance bonus that is based on the overall success of the firm, an individual’s responsibility and his/her performance versus expectations, which are reviewed annually. That evaluation includes the professional’s own self-assessment of their years’ work relative to their responsibilities and also includes peer and supervisor evaluations. The Sub-Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards that can exceed base salary. A summary of the input goes to the Remuneration Committee of the Sub-Adviser’s Board and they determine the specific compensation, salary plus bonus, for the individual. Total compensation of the Fund’s portfolio managers is not related to fund performance.

Additionally, there is a qualified profit sharing plan and a long-term incentive plan, which is eligible for participation by all TS&W associates.

Conflicts of Interest. Two of the Managed Accounts the Sub-Adviser advises, long/short accounts, may sell securities short, including securities with respect to which other Managed Accounts hold long positions. Procedures are in place to ensure that no primary holdings in other Managed Accounts will be shorted by any other account. Primary security holdings refer to any core holding in any of the firm’s other equity products. Primary holdings specifically exclude miscellaneous securities most frequently held in the Sub-Adviser’s clients taxable portfolios.

The Fund’s Portfolio Managers do not manage the accounts that can short securities. The portfolio managers responsible for those portfolios that can be shorted are not separated from the rest of the Sub-Adviser’s investment personnel and therefore have access to full information about the Sub-Adviser’s investment research and the strategies being employed for the Managed Accounts.

Some Managed Accounts pay the Sub-Adviser management fees at rates comparable to and in some cases lower than those paid by the Fund and other Managed Accounts. The long/short accounts that the Sub-Adviser manages have performance fee incentives. As a result, the Sub-Adviser may have a conflict between its own interests and the interests of other the Sub-Adviser investment advisory clients in managing these long/short accounts. The Sub-Adviser has adopted various procedures and safeguards to mitigate these potential conflicts.

Other accounts managed. The following summarizes information regarding each of the other accounts managed by the Portfolio Managers as of 12/31/05:

Name	Registered Investment Companies		Other Pooled Investment Vehicles with Performance Based Fees		Other Accounts
	Number of Accounts*	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Paul A. Ferwerda	0	None	0	None	25	$395,205,000
William M. Bellamy	1	$34,299,000	0	None	13	$347,703,000

Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the Portfolio Managers as of 12/31/05:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Paul A. Ferwerda	$10,001-$50,000
William M. Bellamy	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TS&W/Claymore Tax-Advantaged Balanced Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso

Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date:	March 2, 2006

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer

Date:	March 2, 2006